Exhibit 10.12

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 16, 2004, by and among RADIO ONE, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, individually as a Lender and as Administrative Agent, and the other Lenders party hereto.

RECITALS

A. On June 30, 1998, the Borrower entered into that certain Credit Agreement with a syndicate of Lenders (the “1998 Credit Agreement”) providing for certain extensions of credit to the Borrower, on the terms and subject to the conditions set forth therein. The 1998 Credit Agreement was subsequently (i) amended by that certain First Amendment to Credit Agreement dated as of December 23, 1998, (ii) amended by that certain Second Amendment to Credit Agreement dated as of February 9, 1999 and (iii) amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (the “1999 Credit Agreement”). The 1999 Credit Agreement was subsequently (i) amended and restated in its entirety by that certain Second Amended and Restated Credit Agreement dated as of July 17, 2000, (ii) amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 18, 2002, and (iii) amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 15, 2003 (the 1998 Credit Agreement, as so amended and amended and restated, the “Credit Agreement”). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

B. The Borrower and the Lenders have agreed, subject to the terms and conditions specified herein, to modify certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. AMENDMENTS

Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the undersigned Lenders (which Lenders constitute the Majority Lenders required under Section 11.1 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

(a) The definition of “Common Equity Proceeds” is hereby added to Section 1.1 of the Credit Agreement in its entirety as follows:

“Common Equity Proceeds” has the meaning set forth in Section 8.12(d).

(b) The definition of “New Preferred Stock” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“New Preferred Stock” means those certain 6 1/2% Convertible Preferred Securities known as Remarketable Term Income Deferrable Equity Securities (HIGH TIDES) issued by the Borrower.

(c) Subsection 4.2(e)(i) of the Credit Agreement is amended and restated in its entirety as follows:

(i) the Borrower or any Restricted Subsidiary issues or sells any Equity Interests of the Borrower or a Restricted Subsidiary (other than Disqualified Stock, or stock issued in accordance with Section 8.12(d)), and

(d) Section 7.10 of the Credit Agreement is amended and restated in its entirety as follows:

7.10 Use of Proceeds. The Borrower shall use the proceeds of the Loans and the Letters of Credit only (i) to fund the Clear Channel Acquisition and the Dallas Acquisition and Permitted Acquisitions; (ii) to repay the Senior Subordinated Indebtedness, and other Indebtedness of the Borrower for which the use of the proceeds of the Loans has been approved by the Administrative Agent; (iii) to redeem the New Preferred Stock in accordance with the provisions of Section 8.6(c) and (iv) for working capital and general corporate purposes.

(e) Section 8.6 of the Credit Agreement is amended to (1) delete the “and” after subsection (a) thereof, (2) delete the “.” after subsection (b) thereof and add “; and” in its stead and (3) add a new Subsection 8.6(c) as follows:

(c) redemptions or exchanges (for cash or shares of the Borrower’s common Equity Interests) of up to 310,000 shares of New Preferred Stock having a maximum aggregate liquidation value of $310,000,000, provided that each of the following conditions has been satisfied: (i) no Default or Event of Default exists both before and after giving effect to each such redemption and (ii) in the preceding 12 month period, Borrower shall not have used more than $155,000,000 in cash in the aggregate, excluding Common Equity Proceeds, to redeem the New Preferred Stock.

(f) Section 8.7(ii) of the Credit Agreement is amended and restated in its entirety as follows:

(ii) the Borrower shall have given to the Administrative Agent notice of any such Acquisition with a purchase price of $25,000,000 or more at least ten days prior to executing any binding commitment with respect thereto (or such lesser notice as is acceptable to the Administrative Agent).

(g) Section 8.12 of the Credit Agreement is amended and restated in its entirety as follows:

8.12 Limitation on Sale or Issuance of Equity Interests. Issue, sell, assign, pledge or otherwise encumber or dispose of any shares of Equity Interests of the Borrower or the Restricted Subsidiaries, except (a) the Restricted Subsidiaries may issue or sell Equity Interests to the Borrower, (b) the Equity Interests of the Restricted Subsidiaries may be pledged pursuant to the Pledge Agreements, (c) the Borrower may issue common stock under (i) effective registration statements filed with the Securities and Exchange Commission, subject to the Borrower’s compliance with the provisions of Sections 4.2(e), or (ii) pursuant to any employee stock option plan approved by the Borrower’s board of directors, or (iii) in connection with Investments permitted under Section 8.8 and (d) so long as there exists no Default or Event of Default both before and after giving effect to any such issuance and subject to compliance with the provisions of Section 4.2(e) (if applicable) and Section 8.6, the issuance of common Equity Interests of the Borrower (i) in connection with the exchange or conversion of New Preferred Stock, or (ii) the proceeds of which (“Common Equity Proceeds”) are used exclusively to redeem New Preferred Stock.

(h) Section 9(m) of the Credit Agreement is amended and restated in its entirety as follows:

(m) Any event shall occur that shall require the Borrower to redeem any shares of the New Preferred Stock, except events in connection with any optional redemption in accordance with the terms of Section 8.6(c); or

Section 2. REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Defaults. No Default or Event of Default exists under the Credit Agreement, the Notes, any of the Security Documents or any of the other documents executed in connection therewith, and no such Default or Event of Default is imminent.

(b) Binding Effect. This Amendment, the Credit Agreement, as amended hereby, the Notes, the Security Documents and the other documents executed in connection therewith constitute the legal, valid and binding obligations of the Borrower and its Subsidiaries parties thereto, enforceable against the Borrower and such parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

(c) Representations and Warranties. The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment, as if such representations and warranties were being made on and as of the date hereof.

Section 3. CONDITIONS PRECEDENT

The parties hereto agree that the waivers and amendments set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

(a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Borrower and by Lenders constituting the Majority Lenders.

(b) Representations and Warranties. Each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the waivers set forth herein.

(c) Other Documents, Certificates and Instruments. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

Section 4. MISCELLANEOUS

(a) Ratification and Confirmation. The terms, provisions, conditions and covenants of the Credit Agreement, the Notes, the Security Documents and the other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant thereof.

(b) Fees and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, which fees and out-of-pocket expenses of counsel shall not exceed $10,000 in the aggregate.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(e) Liens. The Borrower agrees hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Notes including but not limited to those under the Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, and this Amendment shall not affect the priority of such Liens.

(f) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

(g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

RADIO ONE, INC. By: /s/ SCOTT R. ROYSTER Name: Scott R. Royster Title: Executive Vice President

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender By: /s/ DERRICK C. BELL Name: Derrick C. Bell Title: Principal

CREDIT SUISSE FIRST BOSTON, acting through its cayman Islands Branch By: /s/ ROBERT HETU Name: Robert Hetu Title: Director By: /s/ DOREEN B. WELCH Name: Doreen B. Welch Title: Associate

WACHOVIA BANK NATIONAL ASSOCIATION By: /s/ BRUCE W. LOFTIN Name: Bruce W. Loftin Title: Managing Director

DEUTSCHE BANK TRUST CO. AMERICAS By: /s/ GREGORY SHEFRIN Name: Gregory Shefrin Title: Director

ROYAL BANK OF CANADA By: /s/ STEPHANIE BARICH-ALLEGRA Name: Stephanie Barich-Allegra Title: Authorized Signatory

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:     /s/     DOUGLAS W. ZYLSRA

Name:    Douglas W. Zylsra

Title:      Senior Vice President

By:     /s/     BRETT DELFINO

Name:    Brett Delfino

Title:      Executive Director

FLEET NATIONAL BANK By: /s/ DERRICK C. BELL Name: Derrick C. Bell Title: Principal

SUNTRUST BANK By: /s/ Brian Combs Name: Brian Combs Title: Vice President

THE BANK OF NEW YORK By: /s/ MICHAEL E. MASTERS Name: Michael E. Masters Title: Vice President

NATEXIS BNQUES POPULAIRES By: /s/ MICHAEL T. PELLERITO Name: Michael T. Pellerito Title: Vice President

By: /s/ WILLIAM MAN Name: William Man Title: Supervisor

BANK OF SCOTLAND By: /s/ SUSAN E. HAY Name: Susan E. Hay Title: Director, Business Services

GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ KARL KIEFFER Name: Karl Kieffer Title: Duly Authorized Signatory

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management, as Investment Advisor By: /s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

GRAYSON & CO. By: Boston Management and Research, as Investment Advisor By: /s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

SENIOR DEBT PORTFOLIO By: Boston Management and Research, as Investment Advisor By: /s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

OXFORD STRATEGIC INCOME FUND By: Eaton Vance Management, as Investment Advisor By: /s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

U.S. BANK NATIONAL ASSOCIATION By: /s/ KENNETH L. ALTENA Name: Kenneth L. Altena Title: Senior Vice President